[LETTERHEAD]

                                                                 EXHIBIT 10.21

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
            This Has Been Prepared For Submission To Your Attorney
                   For Review And Approval Prior To Signing
   No Representation Is Made By Licensee As To Its Legal Sufficiency
                                 Or Tax Consequences
 CBA Text Disclaimer: Text deleted by licensee indicated by strike. New text inserted by licensee indicated by small capital letters.

THIS LEASE AGREEMENT (the "Lease") is entered into this 3RD day of
                                                         ---
JANUARY 2000, between HOWE/HORIZON HOLDINGS, LLC ("Landlord"), and INSYNQ, INC.
-------------          --------------------------                   ------------
("Tenant"). Landlord and Tenant agree as follows:

1.   LEASE SUMMARY

     a. Leased Premises. The leased commercial real estate (the "Premises") consist of an agreed area of 17,525 rentable square feet and are outlined
                                  ------
     on the floor plan attached as Exhibit A, located on the land legally described on attached Exhibit B, and is commonly known as 1101 BROADWAY
                                                               -------------
     PLAZA, TACOMA, WA 98402. The Premises do not include, and Landlord
     -----------------------
     reserves, the exterior walls and roof of the Premises, the land beneath the Premises, the pipes and ducts, conduits, wires, fixtures, and "Building"). The Building, the land upon which it is situated, all other improvements located on such land, and all common areas appurtenant to the Building are referred to as the "Property." FOR THE FIRST FIVE MONTHS OF THE LEASE TERM, TENANT SHALL OCCUPY FLOORS 2, 3, AND 4 WHICH CONSTITUTES 10,261 RENTABLE SQUARE FEET, AND SHALL TAKE OCCUPANCY OF THE REMAINING LEASED PREMISES COMMENCING JUNE 1, 2000. SEE EXHIBIT D, LANDLORD PENALTY.

     b.   Lease Commencement Date. The Lease shall commence on JANUARY 15, 2000,
                                                               ----------------
     or such earlier or later date as provided in Section 3 (the "Commencement Date").

     c. Lease Termination Date. The Lease shall terminate at midnight on JANUARY 14, 2010, or such earlier or later date as provided in Section 3
     ----------------
     (the "Termination Date").

     d.   Base Rent. The base monthly rent shall be (check one): [_] $      ,
                                                                       ------
     or [X] according to the Rent Rider attached hereto. Rent shall be payable at Landlord's address shown in Section 1(h) below, or such other place designated in writing by Landlord.

     e. Prepaid Rent. Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $14,963.96 as prepaid rent, to be applied to the Rent
                         ----------
     due for the First month(s) of the Lease.
                 -----

     f.   Security Deposit. The amount of the security deposit is $153,343.75
                                                                  -----------
     (EQUAL TO SIX MONTHS' RENT) IN THE FORM OF A LETTER OF CREDIT.
     -------------------------------------------------------------

     g.   Permitted Use. The Premises shall be used only for GENERAL OFFICE and
                                                             --------------
     for no other purpose without the prior written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

     h.   Notice and Payment Addresses:

     Landlord: HOWE/HORIZON HOLDINGS C/O COLLIERS REAL ESTATE MANAGEMENT
               ---------------------------------------------------------
     SERVICES, 4301 INDUSTRY DR E SUITE A, TACOMA WA 98424 Fax No.: 253-926-5333
     ------------------------------------------------------         ------------

     Tenant: INSYNQ, INC., 1101 BROADWAY PLAZA, TACOMA WA 98402
             --------------------------------------------------
     Fax No.: 253-404-3842
              ------------

     i. Tenant's Pro Rata Share. Landlord and Tenant agree that Tenant's Pro Rata Share is 74%, based on the ratio of the agreed rentable area of the
                   ---
     Premises to the agreed rentable area of the Building and all other buildings on the Property as of the date of this Lease. FOR THE FIRST FIVE MONTHS OF THE LEASE TERM, TENANT'S PRO RATA SHARE SHALL REFLECT SPACE OCCUPIED.

2. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3.   TERM.

     a.   Commencement Date. The Lease shall commence on the date specified in
     Section 1(b), or on such earlier or later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the Premises are ready for possession and specifying the Commencement Date, which shall not be less that 30 (30 if not completed) days following the
                                  --
     date of such notice.

+----+
|    | CBA Form MT-LS                                         (c) Copyright 1997
|    | Rev'd 6/97                                 Commercial Brokers Association
|    | Page 24 of 20                                         ALL RIGHTS RESERVED
|    |
+----+

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

     If Tenant occupies the Premise before Commencement Date specified in
     Section 1(b), tenant shall pay a pro rated rent on the space occupied. If Landlord acts diligently to make the Premises available to tenant, neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possess of the Premises to Tenant as provided in this Lease. The termination Date shall be modified upon any change in the commencement Date so that the length of the Lease term is not changed. If Landlord does not deliver possession of the Premises to Tenant within 60 days (60 if not completed) after the date specified in Section 1(b), Tenant may elect to cancel this Lease by giving written notice to Landlord within 10 days after such time period ends. If Tenant gives such notice, the Lease shall be canceled, all prepaid rent and security deposits shall be refunded to tenant, and neither Landlord nor Tenant shall have any further obligations to the other. The first "Lease Year" shall commence on the Commencement Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs. Each successive Lease Year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.


     b. Tenant Obligations. To the extent Tenant's tenant improvements are not completed in time for the Tenant to occupy or take possess of the Premises on the Commencement Date due to the failure of Tenant to fulfill any of its obligations under this Lease, the Lease shall nevertheless commence on the Commencement Date.

     Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises. Except for any tenant improvements described on attached Exhibit C to be completed by Landlord (defined therein as "Landlord's Work"), Tenant shall be responsible for performing any work necessary to bring the Premises into condition satisfactory to Tenant. By signing this Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises (Other than the Landlord's Work), and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

     Attached Exhibit C sets forth all Landlord's Work, if any, and all tenant improvements to be completed by Tenant ("Tenant's Work"), which is to be performed on the Premises. Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit C. If Tenant fails to notify Landlord of any defects in the Landlord's Work within ten (10) days of delivery of possession to Tenant, Tenant shall be deemed to have accepted the Premises in their then condition. If Tenant discovers any major defects in the Landlord's Work during this 10-day period that would prevent Tenant from using the Premises for its intended purposes, Tenant shall so notify Landlord in writing and the Commencement Date shall be delayed until after Landlord has corrected the major defects and Tenant has had five (5) days to inspect and approve the Premises after Landlord's correction of such defects. The Commencement Date shall not be delayed if Tenant's inspection reveals minor defects in the Landlord's Work that will not prevent Tenant from using the Premises for their intended purpose. Tenant shall prepare a punch list of all minor defects and provide the punch list to Landlord. Landlord shall promptly correct all punch list items.

4. RENT. Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Lease Term beginning on (check one): [X] the Commencement Date, or [ ] __________ (specify, but if no date specified, then on the Commencement Date), and any other additional payments due to Landlord, including Operating Costs (collectively the "Rent") when required under this Lease. Payments for any partial month at the beginning or end of the Lease term shall be prorated.

     If any sums payable by Tenant to Landlord under this Lease are not received by the fifth (5th) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Tenant to landlord and not paid within five days of the due date shall, at Landlord's option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

+----+
|    | CBA Form MT-LS                                         (c) Copyright 1997
|    | Rev'd 6/97                                 Commercial Brokers Association
|    | Page 34 of 20                                         ALL RIGHTS RESERVED
|    |
+----+

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

     Landlord's acceptance of less than the full amount of any payment due from tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

5. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall delivery to Landlord the security deposit specified in Section 1(f) above. The Security Deposit shall be in the form of a revolving, unconditional, irrevocable Letter of Credit in the amount of $153,343.75, equal to six months' rent. The Letter of Credit shall be reduced over the term of the lease 10% per annum on the anniversary date of the lease. Should the financial standing of Insynq change and become acceptable to Landlord and Landlord's financial institution at any time over th term of the lease, or if personal guarantees from acceptable parties of equal strength are given, the letter of credit may be removed, the decision of which shall not be unreasonably withheld. Landlord may commingle the security deposit with its other funds. If Tenant breaches any covenant or condition of this Lease, including but not limited to the payment of Rent. Landlord may apply all or any part of the security deposit to the payment of any us in default and any damage suffered by Landlord as a result of Tenant's breach. In such event, Tenant shall, within five (5) days after written demand therefor by Landlord, deposit with Landlord the amount so applied. Any payment to Landlord from the security deposit shall not be construed as a payment of liquidated damages for any default. If Tenant complies with all of the covenants and conditions of this Lease throughout the Lease term, the security deposit shall be repaid to Tenant without interest within 30 days after the vacation of the Premises by Tenant.

6. USES. The Premises shall be used only for the use(s) specified in Section 1(g) above ("the Permitted Use"), and for no other business or purpose without the prior written consent of Landlord. No act shall be done on or around the Premises that is unlawful or that will increase the existing rate of insurance on the Premises or the Building, or cause the cancellation of any insurance on the Premises or the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance. Tenant shall not do or permit anything to be done in the Premises or on the Property which will obstruct or interfere with the rights of other tenants or occupants of the Property, or their customers, clients and visitors, or to injure or annoy such persons.

7. COMPLIANCE WITH LAWS. Tenant shall not cause or permit th Premises to be sued in any way which violates any law, ordinance, or governmental regulation or order. Landlord represents to Tenant, to the best of Landlord's knowledge, that with the exception of any Tenant's Work, as of the Commencement Date, the Premises comply with all applicable laws, rules, regulations, or orders, including without limitation, the Americans With Disabilities Act, if applicable, and Landlord shall be responsible to promptly cure any noncompliance which existed on the Commencement Date. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant's particular use, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant shall perform all such changes at its expense if the changes are required due to the nature of Tenant's activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

8.   OPERATING COSTS.

     a. Definition. As used herein, "Operating Costs" shall mean all costs of operating, maintaining and repairing the Premises, the Building, and the Property, determined in accordance with generally accepted accounting principles, and including without limitation the following: all taxes and assessments (including but not limited to, real and personal property taxes and assessments, local improvement district assessments and other special purpose assessments, and taxes on rent or gross receipts); insurance premiums paid by Landlord and (to the extent used) deductibles; water, sewer and all other utility charges (other than utilities separately entered and paid directly Tenant or other tenants); janitorial and all other cleaning services; refuse and trash removal; refurbishing and repainting; carpet replacement; air conditioning, heating, ventilation and elevator service; pest control; lighting systems, fire detection and security system; landscape maintenance; management (fees and/or personnel costs); parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; amortization (in accordance with generally accepted accounting principles) of capital improvements as Landlord may in the future install to comply with governmental regulations and rules or undertaken in good faith with a reasonable expectation of reducing operating costs (the useful life of which shall

+----+
|    | CBA Form MT-LS                                         (c) Copyright 1997
|    | Rev'd 6/97                                 Commercial Brokers Association
|    | Page 44 of 20                                         ALL RIGHTS RESERVED
|    |
+----+

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

     be a reasonable period of time as determined by Landlord); and costs of legal services (except those incurred directly relating to a particular occupant of the Building); accounting services, labor, supplies, materials and tools. Landlord and Tenant agree that if the Building is not ninety percent (90%) occupied during any calendar year, on a monthly average, then the Operating Costs shall be increased to reflect the Operating Costs of the Building as though it were ninety percent (90%) occupied and Tenant's Pro Rata Share of Operating costs shall be based upon Operating Costs as so adjusted. Operating Costs shall not include: Landlord's income tax or general corporate overhead, depreciation on the Building or equipment therein; loan payments; real estate broker's commission; capital improvements to or major repairs of the Building shell (i.e., the Building structure, exterior walls and roof) not described in this paragraph; or any costs regarding the operation, maintenance and repair of the Premises, the Building, or the Property paid directly by Tenant or other tenants in the Building. If Tenant is renting a pad separate from any other structures on the Property for which Landlord separately furnishes the services described in this paragraph, then the term "Operating Costs" shall not include those costs of operating, repairing, and maintaining the enclosed mall which can be separately allocated to the tenants of the other structures. Operating Costs which can not be separately allocated to the tenants of other structures may include but are not limited to: insurance premiums; taxes and assessments; management (fees and/or personnel costs); exterior lighting; parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; and costs of legal services and accounting services.

     b. Method of Payment: Pure Triple Net/Expense Stop Options. OPTIONS ONE AND TWO ADDRESS THE MANNER IN WHICH OPERATING COSTS ARE PAID UNDER THIS LEASE. TO SELECT THE PURE TRIPLE NET OPTION, CHECK OPTION 1. TO SELECT THE EXPENSE STOP OPTION, CHECK OPTION 2.

     [ ] OPTION ONE: TRIPLE NET. As additional Rent, Tenant shall pay to Landlord on the first of each month with payment of Tenant's base Rent one-twelfth of Tenant's Pro Rata Share of Operating Costs.

     [X] OPTION TWO: EXPENSE STOP. The base Rent paid by Tenant under this Lease includes Tenant's Pro Rata Share of Operating Costs for the year in which the Commencement Date occurs. As additional Rent, Tenant shall pay to Landlord on the first day of each month commencing on the first day of the year after the year in which the Commencement Date occurs, with Tenant's payment of base Rent, one-twelfth of the amount, if any, by which Tenant's Pro Rata Share of Operating Costs exceeds the actual base year 2000 operating costs determined on the basis of square footage of rentable area of the building (the "Expense Stop"). For example, if actual base year 2000 operating costs of the Building are $5.00 per square foot, Tenant would pay as additional rent the amount by which successive year Operating Costs exceed $5.00 per square foot, paid as set forth in section (c) fellow.

     c. Method of Payment. Tenant shall pay to Landlord Operating Costs as provided above pursuant to the following procedure:

     i) Landlord shall provide to Tenant, at or before the Commencement Date, a good faith estimate of annual Operating Costs for the calendar year in which the Commencement Date occurs. Landlord shall also provide to Tenant, as soon as possible following the first day of each succeeding calendar year, a good faith estimate of Tenant's annual Pro Rata Share of Operating Costs for the then-current year;

     (ii) Each estimate of Tenant's annual Pro Rata Share of Operating Costs determined by Landlord as described above, shall be divided into twelve
     (12) equal monthly installments. If Tenant pays Operating Costs under Option One, Tenant shall pay to Landlord such monthly installment of Operating costs with each monthly payment of base Rent. If Tenant pays Operating Costs under Option Two, Tenant shall pay to Landlord with each monthly payment of base Rent the amount, if any, by which such monthly installments of Operating Costs exceed one twelfth of the Expense Stop multiplied by the agreed are of the Premises. In the event the estimated amount of Tenant's Pro Rata Share of Operating Costs has not yet been determined for any calendar year, Tenant shall pay the monthly installment in the estimated amount determined for the preceding calendar year until the estimate for the current calendar year has been provided to Tenant. At such time as the estimate for the current calendar year is received, Tenant shall than pay any shortfall or receive a credit for any surplus for the preceding months of the current calendar year and shall, thereafter, make the monthly installment payment in accordance with the current estimate; and

+----+
|    | CBA Form MT-LS                                         (c) Copyright 1997
|    | Rev'd 6/97                                 Commercial Brokers Association
|    | Page 54 of 20                                         ALL RIGHTS RESERVED
|    |
+----+

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

     (iii) As soon as reasonably possible following the end of each calendar year of the Lease term, Landlord shall determine and provide to Tenant a statement (the "Operating Costs Statement") setting forth the amount of Operating Costs actually incurred and the amount of Tenant's Pro Rata Share of Operating Costs actually payable by Tenant with respect to such calendar year. In the event the amount of Tenant's Pro Rata Share of Operating Costs exceeds the sum of the monthly installments actually paid by Tenant for such calendar year, Tenant shall pay to Landlord the difference within thirty (30) days following receipt of the Operating Costs Statement. In the event the sum of such installments exceeds the amount of Tenant's Pro Rata Share of Operating Costs actually due and owing, the different shall be applied as a credit to Tenant's future Pro Rata Share of Operating Costs payable by Tenant pursuant to this Section.

9. UTILITIES AND SERVICES. Landlord shall provide the Premises the following services, the cost of which shall be included in the Operating Costs: water and electricity for the Premises seven (7) days per week, twenty-four (24) hours per day, and heating ventilation and air conditioning from 7:30 a.m. to 6:30 p.m. Monday through Friday, and shall provide janitorial service to the Premises and Building five (5) nights each week, exclusive of holidays. Heating, ventilation and air conditioning services will also be provided by Landlord to the Premises during additional hours on reasonable notice to Landlord, at Tenant's sole cost and expense, at an hourly rate reasonable established by Landlord from time to time and payable by Tenant, as billed, as additional Rent.

     Tenant shall furnish and pay, at Tenant's sole expense, all other utilities (including but not limited to, telephone and cable service if available) and other services which Tenant required with respect to the Premises, except those to be provided by Landlord as described above. Notwithstanding the foregoing, if Tenant's use of the Premises incurs utility service charges which are above ordinary usage, Landlord reserves the right to require Tenant to pay a reasonable additional charge for such usage. For example, where Tenant installs and uses a number of electronic devices which is greater than normal, the increased usage may result in higher electrical charges and increased charges for cooling since overheating of rooms may result.

10. TAXES. Tenant shall pay all taxes, assessments, liens and license fees ("Taxes") levied, assessed or imposed by any authority having the direct or indirect power to tax or assess any such liens, by reason of Tenant's use of the Premises, and all Taxes on Tenant's personal property located on the Premises. Landlord shall pay all Taxes with respect to the Building and the Project, including any Taxes resulting from a reassessment of the Building or the Project due to a change of ownership or otherwise, which shall be included in Operating Costs.

11.  COMMON AREAS.

     A. Definition. The term "Common Areas" means all areas and facilities that are provided and designated from time to time by Landlord for the general non-exclusive use and convenience of Tenant with other tenants and which are not leased or held for the exclusive use of a particular tenant. Common Areas may, but do not necessarily include, hallways, entryways, stairs, elevators, driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, parking areas, and garages, roadways, pedestrian sidewalks, landscaped areas, security areas and lobby or mall areas. Tenant shall comply with reasonable rules and regulations concerning the use of the common areas adopted by Landlord from time to time. Without advance notice to Tenant and without any liability to Tenant, Landlord may change the size, use or nature of any common areas, erect improvements on the Common Areas or convert any portion of the Common Areas to the exclusive use of Landlord or selected tenants, so long as Tenant is not thereby deprived of the substantial benefit of the Premises. Landlord reserves the use of exterior walls and the roof, and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in areas which will not materially interfere with Tenant's use thereof.

     b. Use of the Common Areas. Tenant shall have the non-exclusive right in common wich such other tenants to whom Landlord has granted or may grant such rights to use the Common Areas. Tenant shall abide by rules and regulations adopted by Landlord from time to time and shall use its best efforts to cause its employees, contractors, and invitees to comply with those rules and regulations and not interfere with the use of Common Areas by others.

     c. Maintenance of Common Areas. Landlord shall maintain the Common Areas in good order, condition and repair. This maintenance cost shall be Operating Cost chargeable to Tenant pursuant to Section 8.

+----+
|    | CBA Form MT-LS                                         (c) Copyright 1997
|    | Rev'd 6/97                                 Commercial Brokers Association
|    | Page 64 of 20                                         ALL RIGHTS RESERVED
|    |
+----+

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

12. ALTERATIONS. Tenant may make alterations, additions, or improvements to the Premises, including any Tenant's Work identified on attached Exhibit C ("Alterations"), with the prior written consent of Landlord. The term "Alterations" shall not include the installation of shelves, movable partitions, Tenant's equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Landlord's consent shall not be required for Tenant's installation of those items. Tenant shall complete all Alterations at Tenant's expense in compliance with all applicable laws and in accordance with plans and specifications approved by landlord, using contractors approved by Landlord, and in a manner so as to not unreasonably interfere with other tenants. Landlord shall be deemed the owner of all Alterations except for those which Landlord requires to be removed at the end of the Lease term. Tenant shall remove all Alterations at the end of the Lease term unless Landlord conditioned its consent upon Tenant leaving a specified alteration at the Premises, in which case Tenant shall not remove such Alteration. Tenant shall immediately repair any damage to the Premises caused by removal of Alterations.

13. REPAIRS AND MAINTENANCE. Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Premises safe and in good condition, including all utilities and other systems serving the Premises. Landlord shall maintain and repair the Building structure, foundation, exterior walls, and roof, and the Common Areas, the cost of which shall be included as an Operating Costs. Tenant shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injure done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees. If Tenant fails to maintain or repair the Premises, Landlord may enter the Premises and perform such repair or maintenance on behalf of Tenant. In such case, Tenant shall be obligated to pay to Landlord immediately upon receipt of demand for payment, as additional Rent, all costs incurred by Landlord. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the acts of Landlord or its agents, employees, contractors or invitees therein.

     Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty excepted.

14. ACCESS. After reasonable notice from Landlord (except in cases of emergency, where no notice is required), Tenant shall permit Landlord and its agents and employees to enter the Premises at all reasonable times for the purposes of repair or inspection. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term.

15. SIGNAGE. Tenant shall obtain Landlord's written consent before installing any signs upon the Premises. Tenant shall install any approved signage at Tenant's sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.

16.  DESTRUCTION OR CONDEMNATION.

     a. Damage and Repair. If the Premises or the portion of the Property necessary for Tenant's occupancy are partially damaged but not rendered untenantable, by fire or other insured casualty, then Landlord shall diligently restore the Premises and the portion of the Property necessary for Tenant's occupancy and this Lease shall not terminate; provided, however, Tenant may terminate the Lease if Landlord is unable to restore the Premises within six (6) months of the casualty event. The Premises or the portion of the Property necessary for Tenant's occupancy shall not be deemed untenantable if less than twenty-five percent (25)%) of each of those areas are damaged. Notwithstanding the foregoing, Landlord shall have no obligation to restore the Premises or the portion of the Property necessary for Tenant's occupancy if insurance proceeds are not available to pay the entire cost of such restoration. If insurance proceeds are available to Landlord but are not sufficient to pay the entire cost of restoration, then Landlord may elect to terminate this Lease and keep the insurance proceeds, by notifying Tenant within sixty (60) days of the date of such casualty.

     If the Premises, portion of the Property necessary for Tenant's occupancy, or 50% or more of the rentable area of the Property are entirely destroyed, or partially damaged and rendered untenantable, by fire or other

+----+
|    | CBA Form MT-LS                                         (c) Copyright 1997
|    | Rev'd 6/97                                 Commercial Brokers Association
|    | Page 74 of 20                                         ALL RIGHTS RESERVED
|    |
+----+

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

     casualty, Landlord may, at its option: (a) terminate this Lease as provided herein, or (b) restore the Premises and the portion of the Property necessary for Tenant's occupancy to their previous condition; provided, however, if such casualty event occurs during the last 6 months of the Lease term (after considering any option to extend the term timely exercised by Tenant) then either Tenant or Landlord may elect to terminate the Lease. If, within 60 days after receipt by Landlord from tenant of written notice that Tenant deems the Premises or the portion of the Property necessary for Tenant's occupancy untenantable, Landlord fails to notify Tenant of its election to restore those areas, or if Landlord is unable to restore those areas within six (6) months of the date of the casualty event, then Tenant may elect to terminate the Lease.

     If Landlord restores the Premises or the Property under this Section 16(a), Landlord shall proceed with reasonable diligence to complete the work, and the base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a rent abatement only if the damage or destruction of the Premises or the Property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Tenant, or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors. Provided, Landlord complies with its obligations under this Section, no damages, compensation or claim shall be payable to Landlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises or the Property. Landlord will not carry insurance of any kind for the protection of Tenant or any improvements paid for by Tenant or as provided in Exhibit C or on Tenant's furniture or on any fixtures, equipment, improvements paid for by Tenant or as provided in Exhibit C or on Tenant's furniture or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Landlord's negligence.

     b. Condemnation. If the Premises, the portion of the Property necessary for Tenant's occupancy, or 50% or more of the rentable area of the Property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Lease shall terminate at the option of either Landlord or Tenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises or the portion of the Property and all Rents and other payments shall be paid to that date. In case of taking of a part of the Premises or the portion of the Property necessary for Tenant's occupancy that does not render those areas untenantable, then this Lease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Premises or the portion of the Property necessary for Tenant's occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are condemned. Landlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises or the Property and Tenant shall make no claim for the value of is leasehold. Tenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Tenant's claim reduce Landlord's award.

17.  INSURANCE.

     a. Liability Insurance. During the Lease term, Tenant shall pay for and maintain commercial general liability insurance with broad and property damage and contractual liability endorsements. This policy shall name Landlord as an additional insured, and shall insure Tenant's activities and those of Tenant's employees, officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors with respect to the Premises against loss, damage or liability for personal injury or death or loss or damage to property with a combined single limit of not less than $1,000,000, and a deductible of not more than $5,500. The insurance will be noncontributory with any liability insurance carried by Landlord.

     b. Tenant's Insurance. During the Lease term, Tenant shall pay for and maintain replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant's personal property, fixtures, equipment and tenant improvements.

     c. Miscellaneous. Insurance required under this Section shall be with companies rated A-XV or better in Best's Insurance Guide, and which are authorized to transact business in the State of Washington. No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not

                                LEASE AGREEMENT
                             (Multi-Tenant Form)
                                  (CONTINUED)

    subject to cancellation or a reduction in coverage except after thirty (30) days' prior written notice to Landlord. Tenant shall deliver to Landlord upon commencement of the Lease and from time to time thereafter, copies or certificates of the insurance policies required by this Section. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

    d. Landlord Insurance. Landlord shall carry standard form extended coverage fire insurance of the building shell and core in the amount of their full replacement value, and such other insurance of such types and amounts as Landlord, in its discretion, shall deem reasonably appropriate. The cost of any such insurance may be included in the Operating Costs by a "blanket policy" insuring other parties and/or locations in addition to the Building, in which case the portion of the premiums therefor allocable to the Building and Project shall be included in the Operating Costs. In addition to the foregoing, in the event Tenant fails to provide or keep in force any of the insurance as required above, Landlord, in its discretion, may provide such insurance, in which event, the cost thereof shall be payable by Tenant to Landlord as additional rent on the first day of the calendar month immediately following demand therefor from Landlord.

    e. Waiver of Subrogation. Landlord and Tenant hereby release each other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

18. INDEMNIFICATION. Tenant shall defend, indemnify, and hold Landlord harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Tenant or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel acceptable to Landlord in defense of any action within Tenant's defense obligation. Landlord shall defend indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Landlord or Landlord's officers, contractors, licenses, agents, servant, employees, guests, invitees, or visitors on or around the Premises or arising from any breach of this Lease by Landlord. Landlord shall use legal counsel acceptable to Tenant in defense of any action within Landlord's defense obligation.

19. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a "Transfer") or any part of the Premises, without first obtaining Landlord's written consent, which shall not be unreasonable withheld or delayed. No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord's consent to such transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Landlord's consent to any subsequent Transfer.

    If Tenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Lease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section.

    As a condition to Landlord's approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant and any guarantor, if required, for the payment of Rent and performance of all terms of this Lease. In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

20. LIENS. Tenant shall keep the Premises free from any liens created by or through Tenant. Tenant shall indemnify and hold Landlord harmless from liability from any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Tenant. Tenant shall, upon request of Landlord, at Tenant's expense, immediately furnish to Landlord a bond in form and amount and issued by a surely satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys' fees, which Landlord could reasonably incur as a result of such lien(s).

21. DEFAULT. The following occurrences shall each be deemed an Event of Default by Tenant:

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

    a. Failure To Pay. Tenant fails to pay any sum, including Rent, due under this Lease following five (5) days written notice from Landlord of the failure to pay.

    b. Vacation/Abandonment. Tenant vacates the Premises (defined as an absence for at least 15 consecutive days without prior notice to Landlord), or Tenant abandons the Premises (defined as an absence of five (5) days or more while Tenant is in breach of some other term of this Lease). Tenant's vacation or abandonment of the Premises shall not be subject to any notice or right to cure.

    c. Insolvency. Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or a receiver, assignee or other liquidating officer is appointed for Tenant's business provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

    d. Levy or Execution. Tenant's interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

    e. Other Non-Monetary Defaults. Tenant breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 30 days after notice by Landlord to Tenant of the breach.

    f. Failure to Take Possession. Tenant fails to take possession of the Premises on the Commencement Date.

22. REMEDIES.

    a. Termination of Lease. Landlord may terminate Tenant's interest under the Lease, but no act by Landlord other than written notice from Landlord to Tenant of termination shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant's obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided;
    (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 22b.

    b. Re-Entry and Reletting. Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord's or Tenant's name for the account of Tenant, for such period of time and at such other terms and conditions, as Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. During the Event of Default, Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, plus the net proceeds, if any, after reletting the Premises, after deducting Landlord's Reletting Expenses. "Reletting Expenses" is defined to include all expenses incurred by Landlord in connection with reletting the

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

    Premises, including without limitation, all repossession costs, brokerage commissions, attorneys' fees, remodeling and repair costs, costs for removing and storing Tenant's property and equipment, and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

    c. Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended.

    d. Nonpayment of Additional Rent. All costs which Tenant agrees to pay Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

    e. Failure to Remove Property. If Tenant fails to remove any of its property from the Premises at Landlord's request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant's expense and risk. If Tenant does not pay the storage cost within five (5) days of Landlord's request, Landlord may, as its option, have any or all of such property sold at public or private sale (and Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, without notice to Tenant. Landlord shall apply the proceeds of such sale:
    (i) to the expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant. Nothing in this Section shall limit Landlord's right to sell Tenant's personal property as permitted by law to foreclose Landlord's lien for unpaid rent.

23. MORTGAGE SUBORDINATION AND ATTORNMENT. This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions ("Landlord's Mortgage"), provided the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage shall elect to continue this Lease in full force and effect. Tenant shall attorn to the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord's Mortgage provided such person(s) assume the obligations of Landlord under this Lease. Tenant shall promptly and in no event later than fifteen (15) days execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Tenant's obligations under this Section are conditioned on the holder of each of Landlord's Mortgage and each person acquiring the Permises at any sale or other proceeding under any such Landlord's Mortgage not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

24. NON-WAIVER. Landlord's waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant. The acceptance by Landlord or Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any breach by Tenant preceding such acceptance.

25. HOLDOVER. If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis any may be terminated according to Washington law. During such tenancy, Tenant agrees to pay to Landlord 125% the rate of rental last payable under this Lease, unless a different rate is agreed upon by Landlord. All other terms of the Lease shall remain in effect.

26. NOTICES. All notices under this Lease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing.

27. COSTS AND ATTORNEY'S FEES. If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


    losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such suit, at trial and on appeal.

28. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage or new mortgagee of written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

29. TRANSFER OF LANDLORD'S INTEREST. This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by he transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

30. RIGHT TO PERFORM. If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

31. HAZARDOUS MATERIAL. Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, there is no "Hazardous Material" (as defined below) on, in, or under the Premises as of the Commencement Date except as otherwise disclosed to Tenant in writing before the execution of this Lease. If there is any Hazardous Material on, in, or under the Premises as of the Commencement Date which has been or thereafter becomes unlawfully released through no fault of Tenant, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including without limitation sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees, incurred or suffered by Tenant either during or after the Lease term as the result of such contamination.

    Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Lease term. These indemnifications by Landlord and Tenant include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

                                 LEASE AGREEMENT
                               (Multi-Tenant Form)
                                   (CONTINUED)

    Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Materials on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or any other property, to the condition existing prior to the release of any such Hazardous Material, provided that Landlord's approval of such actions shall first be obtained, which approval may be withheld at Landlord's sole discretion.

    As used herein, the term "Hazardous Material" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government, due to its potential harm to the health, safety or welfare of humans or the environment.

32. QUIET ENJOYMENT. So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord's Mortgage or any successor thereto.

33. RIGHT OF ENTRY. Landlord and its agents, employees and contractors shall have the right to enter the Premises at reasonable times for inspection, to make repairs, alterations, and improvements, to show the Premises to prospective purchasers and, within six (6) months prior to the expiration of the Lease term, to show the Premises to prospective tenants.

34. GENERAL.

    a. Heirs and Assigns. This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

    b. Brokers' Fees. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease other than as disclosed in Section 1(i) or elsewhere in this Lease. Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. This subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement.

    c. Entire Agreement. This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior or contemporaneous agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

    d. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

    e. Force Majeure. Time periods for either party's performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party's performance is prevented due to circumstances beyond such party's control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

    f. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

    g. Memorandum of Lease. Except for the pages containing the Broker Provisions and Commission Agreement, the parties signatures and attached Exhibits A and B, this Lease shall not be recorded. However, Landlord and Tenant shall, at the other's request, execute and record a memorandum of Lease in recordable form that identifies Landlord and Tenant, the commencement and expiration dates of the Lease, and the legal description of the Premises as set forth on attached Exhibit B.

    h. Submission of Lease Form Not an Offer. One party's submission of this Lease to the other for review shall not constitute an offer to lease the Premises. This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully signed by both Landlord and Tenant.

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


    i. No Light, Air or View Easement. Tenant has not been granted an easement or other right for light, air or view to or from the Premises. Any diminution or shutting off of light, air or view by any structure which may be erected on or adjacent to the Building shall in no way effect this Lease or the obligations of Tenant hereunder or impose any liability on Landlord.

    j. Authority of Parties. Any individual signing this Lease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual's execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

35. Exhibits and Riders. The following exhibits and riders are made a part of this Lease:

    Exhibit A       Floor Plan Outline of the Premises

    Exhibit B       Legal Description

    Exhibit C       Tenant Improvement Schedule

    Exhibit D       Landlord Penalty

    CHECK THE BOX FOR ANY OF THE FOLLOWING THAT WILL APPLY. ANY RIDERS CHECKED SHALL BE EFFECTIVE ONLY UPON BEING INITIALED BY THE PARTIES AND ATTACHED TO THE LEASE. CAPITALIZED TERMS USED IN THE RIDERS SHALL HAVE THE MEANING GIVEN TO THEM IN THE LEASE.

    [x]     Rental Rider
    [ ]     Retail Use Rider
    [ ]     Arbitration Rider
    [ ]     Limitation on Landlord's Liability Rider
    [ ]     Guaranty of Tenant's Lease Obligations Rider
    [x]     Parking Rider
    [x]     Option to Extend Rider

36. AGENCY DISCLOSURE. At the signing of this Agreement,

    Landlord's Agent ERIC CEDERSTRAND AND ANDREA PETERSON OF CMN INC. DBA
                     ----------------------------------------------------
    COLLIERS INTERNATIONAL
    ----------------------
           (insert names of Licenses and the Company name as licensed)

    represented LANDLORD
                ----------------------------------------------------------------
               (insert Landlord, Tenant, both Landlord and Tenant or neither
                                  Landlord nor Tenant)

    and Tenant's Broker (Licensee) ERIC CEDERSTRAND AND ANDREA PETERSON OF
                                   ---------------------------------------------
    CMN INC. DBA COLLIERS INTERNATIONAL
    ----------------------------------------------------------------------------
           (insert names of Licensee and the Company name as licensed)

    represented TENANT
                ----------------------------------------------------------------
                 (insert Landlord, Tenant, both Landlord and Tenant or neither
                                      Landlord nor Tenant)

    If Tenant's Licensee and Landlord's Agent are different salespersons affiliated with the same Broker, then both Buyer and Seller confirm their consent to that Broker acting as a dual agent. If Tenant's Licensee and Landlord's Agent are the same salesperson representing both parties, then both Landlord and Tenant confirm their consent to that salesperson and his/her Broker acting as dual agents. Landlord and Tenant confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

37.  BROKER PROVISIONS AND COMMISSION AGREEMENT.

     Landlord shall pay a commission to CMN INC. DBA COLLIERS INTERNATIONAL
                                        -----------------------------------
     ("Landlord's Broker") in the amount stated in a separate listing agreement or, if there is no listing agreement, then (check one):

     [_] $______ /______% (complete only one) of the gross rent payable pursuant to Section 1(d) or TO BE NEGOTIATED

     [_] $______ per square foot of the Premises. The commission shall be earned upon occupancy of the Premises by Tenant, and paid one-half upon execution of this Lease and one-half upon occupancy of the Premises by Tenant. Landlord's Agent shall pay to __________ ("Tenant's Broker") the amount stated in a separate agreement between them or, if there is no agreement, $______ /______% (complete only one) of the commission paid to Landlord's Agent, within five (5) days after receipt by Landlord's Agent. The Premises, described in the attached Exhibits A and B are commercial real estate.

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)

LANDLORD'S AGENT AND TENANT'S LICENSEE HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS LEASE, LANDLORD'S OR TENANT'S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD AND TENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS LEASE.





IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

HOWE/HORIZON HOLDINGS LLC                INSYNQ INC.
-------------------------------------    ---------------------------------------

             LANDLORD:                                  TENANT:

/s/ Michael R. Bartlett                  /s/ M. Carroll Benton
-------------------------------------    ---------------------------------------
LANDLORD:  MICHAEL R. BARTLETT,          M. CARROLL BENTON, SEC. TREAS.
PRESIDENT OF HORIZON PARTNERS            INSYNQ, INC.
NORTHWEST

ITS:  CO-MANAGER                                        TENANT:

DATE: 1-20-00
      -------------------------------

/s/ George Howe                          /s/ M. Carroll Benton
-------------------------------------    ---------------------------------------
BY:  GEORGE HOWE, GENERAL PARTNER OF     M. CARROLL BENTON, SEC. TREAS.
HOWE INVESTMENT LIMITED PARTNERSHIP      INSYNQ, INC.

ITS:  CO-MANAGER

DATE: Jan 20, 2000
      -------------------------------

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)



STATE OF WASHINGTON
                       }
                       } ss.
COUNTY OF Peirce       }
          -------------

I certify that I know or have satisfactory evidence that Carroll Benton
                                                         ______________
is the person who appeared before me and said person acknowledged that she signed this instrument, on oath stated that she was authorized to
---                                             ---
execute the instrument and acknowledged it as the Secretary-Treasurer
                                                  -------------------
of INSYNQ Inc. to be the free and voluntary act of such party for the uses
   -----------
and purposes mentioned in the instrument.

            DATED: 1-20,   2000
                  --------

                                                      Tomi Lou Smith
(Seal or stamp)                         _______________________________________
                                        Printed Name: Tomi Lou Smith
                                                      -------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at  Greg Harbor
                                                                   ------------
                                        My Commission expires:      2-1-00
                                                               ________________


STATE OF WASHINGTON
                       }
                       } ss.
COUNTY OF Peirce       }
          -------------

I certify that I know or have satisfactory evidence that Michael R. Barlett
                                                         __________________
is the person who appeared before me and said person acknowledged that he
                                                                       --
signed this instrument, on oath stated that he was authorized to execute the
                                            --
instrument and acknowledged it as the President of Horizon Partners Northwest
                                      ---------    --------------------------
to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

            DATED: 1-20,   2000
                  --------

                                                      Pauline Zeitler
(Seal or stamp)                         _______________________________________
                                        Printed Name: Pauline Zeitler
                                                      -------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at   Puyallup
                                                                   ------------
                                        My Commission expires:      2-9-03
                                                               ________________

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)



STATE OF WASHINGTON
                       }
                       } ss.
COUNTY OF Peirce       }
          -------------

I certify that I know or have satisfactory evidence that George G. Howe
                                                         ______________
is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to
--                                             --
execute the instrument and acknowledged it as the General Partner
                                                  ---------------
of Howe Investment to be the free and voluntary act of such party for the uses
   ---------------
and purposes mentioned in the instrument.

            DATED: 1-20,   2000
                  --------

                                                      Pauline Zeitler
(Seal or stamp)                         _______________________________________
                                        Printed Name: Pauline Zeitler
                                                      -------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at  Puyallup
                                                                   ------------
                                        My Commission expires:      2-19-03
                                                               ________________


STATE OF WASHINGTON
                       }
                       } ss.
COUNTY OF              }
          -------------

I certify that I know or have satisfactory evidence that
                                                        ------------------------
is the person who appeared before me and said person acknowledged that

_____________________________  signed this instrument, on oath stated
that                                was authorized to execute the instrument
    ______________________________
and acknowledged it as the
                          -----------------------------------------
of                                    to be the free and voluntary act of
  -----------------------------------  such party for the uses and purposes mentioned in the instrument.

            DATED:        , 19
                  --------    ---.


(Seal or stamp)                         _______________________________________
                                        Printed Name:
                                                      -------------------------
                                        NOTARY PUBLIC in and for the State
                                        of Washington, residing at
                                                                   ------------
                                        My Commission expires:
                                                               ________________

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


                                   EXHIBIT A

                           [Outline of the Premises]

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


                                   EXHIBIT A

                           [Outline of the Premises]

                                   [DIAGRAM]

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


                                   EXHIBIT B

                              [Legal Description]

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


                                   EXHIBIT B

                              [Legal Description]


LOTS 1 TO 5, INCLUSIVE, IN BLOCK 1105 OF MAP OF NEW TACOMA, WASHINGTON TERRITORY, FILED FOR RECORD FEBRUARY 3, 1875 IN THE OFFICE OF THE COUNTY AUDITOR, IN TACOMA, PIERCE COUNTY, WASHINGTON.

SITUATE IN THE COUNTY OF PIERCE, STATE OF WASHINGTON.

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


                                   EXHIBIT C

                         [Tenant Improvement Schedule]


LANDLORD'S IMPROVEMENTS
-----------------------

SECOND FLOOR: LANDLORD SHALL CONSTRUCT TWO NEW OFFICES WILL FULL HEIGHT WALLS WITH TRANSOMS AND VERTICAL GRAIN OAK DOORS; CONSTRUCT 7'0" HIGH WALLS TO DEFINE RECEPTION AREA AND PROVIDE HALLWAY TO ELEVATOR LOBBY; PROVIDE NEW CARPET THROUGHOUT SECOND FLOOR AND SLATE TILE AT TENANT'S DIRECTION IN RECEPTION HALLWAY AND ELEVATOR CORE; REMOVE EXISTING SUSPENDED CEILING AND INSTALL NEW PREMIUM GRADE ACOUSTIC CEILING AND LIGHTING; PROVIDE NEW WINDOW COVERINGS; INSTALL NEW HANDLES ON DOORS; STAIN AND FINISH WOODWORK; AND INSTALL TOILET AND SINK AND TILE FLOOR TO CREATE PRIVATE BATH ADJACENT TO OFFICE #3 (SEE PLAN); AND STAIN EXISTING WOODWORK.

THIRD FLOOR: LANDLORD SHALL SHAMPOO CARPETS; INSTALL NEW WINDOW COVERINGS; PAINT WALLS THROUGHOUT; AND REPAIR, REPLACE OR PAINT CEILINGS AS NEEDED, AS REASONABLY DETERMINED BY LANDLORD AND TENANT.

FOURTH FLOOR: LANDLORD SHALL INSTALL NEW FLOOR-TO-CEILING WALLS TO SEGREGATE ROUTE TO BOARD ROOM; INSTALL NEW CARPET IN ELEVATOR LOBBY, ROUTE TO BOARD ROOM AND BOARD ROOM AND OFFICE; INSTALL NEW FLOORING IN LUNCH ROOM; PAINT WALLS THROUGHOUT LUNCH ROOM; PROVIDE NEW WINDOW COVERINGS IN LUNCH ROOM; PROVIDE NEW APPLIANCES IN LUNCH ROOM AS NEEDED; AND STAIN EXISTING WOODWORK IN BOARD ROOM. REPLACE EXISTING CHALK BOARD WITH WHITE BOARD IN BOARD ROOM.

FIFTH & SIXTH FLOORS: LANDLORD SHALL PROVIDE TENANT WITH A $50,000 TENANT IMPROVEMENT ALLOWANCE FOR THE FIFTH AND SIXTH FLOORS.

COMMON AREAS: LANDLORD SHALL PROVIDE MAJOR MAINTENANCE TO HVAC SYSTEM; PROVIDE NEW DOOR HARDWARE AS NEEDED; PROVIDE CARD KEY ACCESS SYSTEM IN ELEVATORS ALONG WITH 60 CARDS; UPDATE ELEVATOR INTERIOR AND CEILING FINISHES; AND PROVIDE ELEVATOR LOBBY DOORS, TENANT'S MAIN ENTRY DOOR AND DOOR TO SECOND FLOOR ELEVATOR LOBBY. IF TENANT SO ELECTS, AT THE TIME TENANT TAKES OCCUPANCY OF THE FIFTH AND SIXTH FLOORS, LANDLORD SHALL REMOVE ELEVATOR VESTIBULE DOORS ON THE SECOND FLOOR IF NO CODE ISSUES EXIST AT THAT TIME THAT WOULD PREVENT THEIR REMOVAL.

NOTE: LANDLORD SHALL PROVIDE WINDOW COVERINGS THROUGHOUT ENTIRE LEASED SPACE.

                                 [FLOOR PLAN]

                                LEASE AGREEMENT
                              (Multi-Tenant Form)
                                  (CONTINUED)


                                   EXHIBIT D

                               LANDLORD PENALTY

1. FOR THE FIRST SIX MONTHS OF THE LEASE TERM, TENANT SHALL OCCUPY FLOORS 2, 3, AND 4, WHICH CONSTITUTES 10,261 RENTABLE SQUARE FEE, AND SHALL TAKE OCCUPANCY OF THE REMAINING LEASED PREMISES (FLOORS 5 AND 6 WHICH CONSTITUTE AN ADDITIONAL 7,264 SQUARE FEET) COMMENCING JUNE 1,2000.

2. IF AFTER JUNE 15, 2000, FLOORS 5 AND 6 ARE NOT READY FOR TENANT IMPROVEMENTS AND OCCUPANCY, THEN LANDLORD WILL AGREE TO PAY THE FOLLOWING PENALTY TO
    TENANT:

    JUNE 15-30, 2000....................25% RENT REDUCTION ON OCCUPIED SPACE

    JULY 1-31, 2000.....................50% RENT REDUCTION ON OCCUPIED SPACE

    AUGUST 1-31, 2000...................75% RENT REDUCTION ON OCCUPIED SPACE

    SEPTEMBER 1-30, 2000................100% RENT ABATEMENT UNTIL TENANT TAKES
                                        POSSESSION OF LEASED PREMISES

                                  RENT RIDER
      CBA Text Disclaimer: Text deleted by licensee indicated by strike.
       New text inserted by licensee indicated by small capital letters.


Landlord and Tenant should complete only those provisions below which apply. Any provision below which is not completed shall not apply to the Lease.

1. BASE MONTHLY RENT SCHEDULE. Tenant shall pay Landlord base monthly rent during the Lease Term according to the following schedule - WHICH INCORPORATES A MINIMUM 2%- MAXIMUM 6% ANNUAL CPI INCREASE:

Lease Year (Stated in Years or Months        Base Monthly Rent Amount

Year 1------                                 $17.50 per square foot per year, Gross ------
-----------------------------------------    ---------------------------------------------
Year 2-10-------                             $PRIOR YEAR + CPI AS OUTLINED BELOW------
-----------------------------------------    ---------------------------------------------
______                                       $_______

______                                       $_______

______                                       $_______




2. CONSUMER PRICE INDEX ADJUSTMENT ON BASE MONTHLY RENT. The base monthly rent shall be increased on the first day of (if not completed, this paragraph does not apply) SECOND(*)------Lease Year (except the Commencement Date and
                             ------
    the first day of any extension term) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Premises is located on the basis of 1982-1984 equals 100) (the "Index"). The base monthly rent payable immediately prior to each adjustment date shall be increased by the percentage that the Index published for the date nearest preceding the adjustment date has increased over the Index published for the date nearest preceding the first day of the Lease Year from which the adjustment is being measured. Upon the calculation of each annual increase, Landlord shall notify Tenant of the new base monthly rent payable hereunder. Within twenty (20) days of the date of Landlord's notice, Tenant shall pay the deficiency in any Rent paid for a period following the subject adjustment date and shall thereafter pay the increased Rent until receiving the next notice of increase from Landlord. If the components of the Index are materially changed after the Commencement Date, or if the Index is discontinued during the Lease Term, Landlord shall notify Tenant of a substitute published index which, in Landlord's reasonable discretion, approximates the index and use the substitute index to make subsequent adjustments.

*CPI SHALL BE NOT LESS THEN 2% PER YEAR WITH A 6% MAXIMUM. CPI SHALL BE BASED ON
   THE SEATTLE METROPOLITAN AREA.

         MRB                                  CB
----------------------                  -----------------------
Landlord's Initials:                    Tenant's Initials:

         GA                                   CB
----------------------                  -----------------------
Landlord's Initials:                    Tenant's Initials:

                                 PARKING RIDER
      CBA Text Disclaimer: Text deleted by licensee indicated by strike.
       New text inserted by licensee indicated by small capital letters.


Tenant's right to part on the Property shall be as follows (check one):

[ ] Tenant shall be entitled to use parking stalls in the Building or other designated parking area on a (check one) [ ] reserved [ ] unreserved (unreserved, if not completed) basis at the prevailing monthly rate as established by Landlord from time to time. Tenant shall comply with the reasonable rules and regulations which Landlord or its garage operator may adopt from time to time for the safe and orderly operation of the parking areas.

[X] Tenant and its customers shall be entitled to share Ten (10) parking stalls with Landlord's other tenants and their customers at the designated parking areas for the Property at no charge. Tenant shall comply and shall be responsible for the compliance of its customers with the terms of the Lease and any riders and any reasonable rules and regulations adopted by Landlord from time to time for the safe and orderly sharing of parking.



             MRB                                CB
-----------------------------      -----------------------------
Landlord's Initials:               Tenant's Initials:



             GA                                 CB
-----------------------------      -----------------------------
Landlord's Initials:               Tenant's Initials:

                            OPTION TO EXTEND RIDER
      CBA Text Disclaimer: Text deleted by licensee indicated by strike.
       New text inserted by licensee indicated by small capital letters.



Provided Tenant is not in default at the time of exercise or upon the commencement of any extension term, Tenant shall have (if not completed, zero) One (1) successive options to extend the term of this Lease for Five (5) years
--- ---                                                         ---- ---
each. Tenant shall exercise each option by delivering with notice to Landlord not less than one hundred eighty (180) days prior to the expiration of the then current Lease term. Upon the exercise of any option, the term of this Lease shall be extended for the period of the subject option upon all of the same terms, conditions and covenants as set forth herein, except for the amount of the base monthly rental stated in the Lease, which shall be increased or decreased to the amount of fair market rental for the Premises. If Landlord and Tenant are not able to agree on the amount of fair market rental within thirty
(30) days after the date Tenant exercises its extension option in each case, then the parties shall submit the determination of the fair market rental value of the Premises to binding arbitration. If Landlord and Tenant are not able to agree upon a single arbitrator within thirty (30) days of their agreement to arbitrate the dispute, then during the following ten (10) day period, Landlord and Tenant shall each designate an expert, who shall be a licensed MIA appraiser or a commercial real estate agent with at least five (5) years experience in the commercial leasing market in which the Premises are located. The two experts so selected shall appoint an arbitrator similarly qualified, whose determination of fair market rental value shall be binding upon Landlord and Tenant. Each party shall bear their own expenses of the arbitration except that the cost of the arbitrator shall be paid by the party whose final offer of fair market rent during the thirty (30) day negotiation period is farthest from the amount determined by the arbitrator.



             MRB                                CB
-----------------------------      -----------------------------
Landlord's Initials:               Tenant's Initials:



             GA                                 CB
-----------------------------      -----------------------------
Landlord's Initials:               Tenant's Initials: